UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 21, 2006

ROCK OF AGES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-29464 (Commission File Number)	03-0153200 (I.R.S. Employer Identification Number)

772 Graniteville Road, Graniteville, Vermont 05654
(Address of principal executive offices)                    (Zip Code)

 (802) 476-3121
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ROCK OF AGES CORPORATION

 FORM 8-K

Item 1.01	Entry Into a Material Definitive Agreement

As previously reported, on July 28, 2006, the Company signed a purchase and sale agreement for the sale of two of its quarry properties and assets located in South Carolina to New England Stone, LLC.  As previously reported, on October 19, 2006 the  parties entered into a further amendment of the purchase and sale agreement which in relevant part extended the time for closing to a date not later than November 17, 2006. On November 21, 2006, the parties mutually agreed to further extend the time for closing to December 15, 2006 to enable the purchaser to complete title searches on the properties involved in the transaction.

ROCK OF AGES CORPORATION

 FORM 8-K

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK OF AGES CORPORATION

Dated: November 21, 2006	By: /s/ Michael B. Tule Michael B. Tule Senior Vice President/General Counsel